UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

June 15, 2006

Date of Report (Date of earliest event reported)

_____________________

FILENET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15997	95-3757924
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3565 Harbor Boulevard Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)

(714) 327-3400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

At the annual meeting of the stockholders of FileNet Corporation (the “Company”) held June 15, 2006, the stockholders approved a second amendment (the “Amendment”) to the Company’s Amended and Restated 2002 Incentive Award Plan, as amended (the “Incentive Plan”), which (i) increased the number of shares of Common Stock available for issuance under the Incentive Plan by an additional 1,500,000 shares, from 6,200,000 to 7,700,000 shares; (ii) increased the number of such shares that may be awarded as restricted stock, restricted stock units, deferred stock, performance awards and stock payments from 1,100,000 shares to 2,600,000 shares, an increase of 1,500,000 shares; (iii) expanded the performance criteria that may be used in granting an Award intended to be “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code; (iv) revised the share replenishment provisions so that shares already owned by a participant tendered to pay the exercise price or associated tax withholding of an Award will not replenish the pool of available shares under the Incentive Plan, and the full number of shares granted as stock appreciation rights count against the available pool when the stock appreciation rights are settled on a net basis; and (v) revised the automatic equity awards provisions for non-employee directors to grant deferred stock with dividend equivalents rights rather than stock options upon a non-employee’s initial appointment to the Board and annually upon the director’s re-election to the Board. Reference is made to the Company’s Proxy Statement (and the Amendment attached thereto) filed with the Securities and Exchange Commission on April 28, 2006, for a more complete description of the Amendment and the Incentive Plan.

Prior to the Amendment, the Plan provided for the automatic grant of non-qualified stock options (“NSO’s”) covering 10,000 shares to non-employee directors on the date of each annual meeting of stockholders at which the non-employee director is re-elected to the Board, and the automatic grant of NSOs covering 25,000 shares to each new non-employee director upon his or her initial election or appointment to the Board, with each such option grant vesting in equal annual installments of 25% from the date of grant, subject to accelerated vesting upon the happening of certain events including any change in control or corporate transactions (as defined). The Amendment deletes the foregoing provision and, in its place, the Amendment provides for the automatic grant of 8,000 shares of deferred stock with dividend equivalents rights (“Director Deferred Shares”) upon the director’s initial appointment or election to the Board, 25% of which will become non-forfeitable or vested for each year of service on the board thereafter served (with any initial partial period in excess of six months following the grant date counting as a year of Board service). Each non-employee director will also automatically receive 4,000 Director Deferred Shares each year upon his or her re-election to Board (provided the director has at least 6 months service on the Board since the date of his or her initial appointment). The annual grant of Director Deferred Shares is fully vested on the date of grant. The shares of Common Stock underlying the initial and annual grant of Director Deferred Shares will not be issuable to the director until on or about 120 days following the director’s termination from service on the Board. In accordance with the Amendment, each of Messrs. Savage, Siboni and Smith were granted 4,000 fully vested Director Deferred Shares on June 15, 2006. Reference is made to the form of Deferred Stock Agreement attached hereto for a further description of the Director Deferred Shares.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed herewith or incorporated herein by reference:

(d)	Form of Deferred Stock Agreement between the Company and Non-employee Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 16, 2006

FILENET CORPORATION

By:	/s/ Philip C. Maynard
Name:	Philip C. Maynard
Title:	Senior Vice President
Chief Legal Officer and Secretary

DEFERRED STOCK AGREEMENT

THIS DEFERRED STOCK AGREEMENT (the “Agreement”), is made by and between FileNet Corporation, a Delaware corporation (the “Company”), and _______________ (“Director”), effective as of June __, 20___ (“Grant Date”).

WHEREAS, the Company wishes to award Deferred Stock and Dividend Equivalents to Director in accordance with the automatic grant provisions of the Amended and Restated 2002 Incentive Award Plan of FileNet Corporation, as amended or restated from time to time (the “Plan”); and

WHEREAS, the Fair Market Value of a share of Common Stock on the Grant Date is $_____, based on the average of the high and low sales price for a share of Common Stock on the Grant Date; and

NOW, THEREFORE, in consideration of past services and of the mutual covenants herein contained, and such other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.  DEFINITIONS

Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Plan.

Section 1.01	Termination of Service.

“Termination of Service” shall mean Director’s “separation from service” (within the meaning of Section 409A(a)(2)(A)(i) of the Code, as determined by the Secretary of the Treasury) with the Company. The Board, in its absolute discretion, shall determine the effect of all matters and questions relating to a Termination of Service, including without limitation, whether a Termination of Service has occurred.

ARTICLE II. AWARD OF DEFERRED STOCK AND DIVIDEND EQUIVALENTS

Section 2.01	Issuance of Deferred Stock.

As of the Grant Date, the Company agrees to and does hereby award to Director four thousand (4,000) shares of Deferred Stock, representing the right to receive shares of Common Stock issuable on a deferred basis in accordance with the terms of this Agreement.

Section 2.02	Immediate Vesting of Deferred Stock.

The shares of Deferred Stock awarded to Director under this Agreement are fully vested as of the Grant Date.

Section 2.03	Dividend Equivalents.

As of the Grant Date, the Company agrees to and does hereby grant to Director Dividend Equivalents with respect to the Deferred Stock awarded hereunder. The Dividend Equivalents granted hereunder represent the right to be paid in cash or shares of Common Stock, at the Board’s election, with respect to each share of Deferred Stock awarded under this Agreement, an amount equal to the aggregate amount of dividends, if any, paid to the Company’s stockholders on one share of Common Stock where the record dates for such dividends paid occurred during the period from the Grant Date through and including the Issuance Date (as defined in Section 3.01). All Dividend Equivalents shall terminate as of the Issuance Date.

Section 2.04	Adjustments in Deferred Stock.

The Board may adjust the number of shares of Deferred Stock and underlying securities in accordance with the provisions of Section 11 of the Plan.

ARTICLE III.ISSUANCE OF SHARES OF COMMON STOCK

Section 3.01	Deferred Issuance of Shares of Common Stock

The shares of Common Stock issuable to Director underlying the Deferred Stock awarded under this Agreement shall be issued to Director on a date (the “Issuance Date”) determined by the Company that is within 5 business days following the first to occur of the following distribution events:

(i)            (A) The date which is one hundred and twenty (120) days following the date of the Director’s Termination from Service, or (B) in the event Director is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, the date which is six months following date of the Director’s Termination from Service,

(ii)           The date on which Director becomes Disabled (within the meaning of Section 409A(a)(2)(C) of the Code or any successor regulation thereto); or

	(iii)	The date of Director’s death.
Section 3.02	Payment of Dividend Equivalents

Also on the Issuance Date, in satisfaction of all Dividend Equivalents granted to Director under this Agreement, the Company shall pay to Director in cash (determined based on the Fair Market Value of a share of Common Stock on the Issuance Date) or shares of Common Stock, at the Board’s election, an amount equal to the Dividend Equivalents relating to the number of shares of Common Stock issued to Director on the Issuance Date in respect of Director’s Deferred Stock awarded hereunder.

ARTICLE IV.MISCELLANEOUS

Section 4.01	Administration.

The Board shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon Director, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Deferred Stock or the Dividend Equivalents.

Section 4.02	Conditions to Issuance of Stock.

The shares of Common Stock issued to Director pursuant to this Agreement may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

(i)            The admission of such shares to listing on all stock exchanges on which such class of stock is then listed, if applicable; and

(ii)           The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, if applicable, or the receipt of further representations from Director as to investment intent or completion of other actions necessary to perfect exemptions, as the Board shall, in its absolute discretion, deem necessary or advisable; and

(iii)          The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and

(iv)          The lapse of such reasonable period of time as the Board may from time to time establish for reasons of administrative convenience; and

(v)           The receipt by the Company of payment of any applicable withholding tax payable with respect to the issuance of the shares of Common Stock under this Agreement.

Section 4.03	No Rights as Stockholder.

Director shall not have any rights of a stockholder with respect to the Deferred Stock (or Dividend Equivalents) or on the securities underlying such awards until such time as the shares of Common Stock are issued to Director on the Issuance Date. Thus, Director will not have any right to vote the shares of Deferred Stock, nor, except as provided in Section 2.03 regarding Dividend Equivalents, the right to receive any dividends or other distributions made with respect to the Common Stock underlying the Deferred Stock.

Section 4.04	Restriction on Transfer of Deferred Stock.

Director shall not sell, exchange, transfer, alienate, hypothecate, pledge, encumber or assign any Deferred Stock or the underlying securities (or any rights with respect thereto), except pursuant to the laws of descent and distribution. Neither the Deferred Stock nor any interest or right therein or part thereof) or underlying security shall be liable for the debts, contracts, or engagements of Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect.

Section 4.05	Notices.

Any notice to be given by Director under the terms of this Agreement shall be addressed to the Secretary or his or her office. Any notice to be given to Director shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to Director shall, if Director is then deceased, be given to Director’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section. Any notice shall be deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service or when delivered to a courier that guarantees overnight delivery.

Section 4.06	Construction.

This Agreement shall be administered, interpreted and enforced under the internal laws of the state of California. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.07	Conformity to Securities Laws.

Director acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Deferred Stock and the Dividend Equivalents are awarded, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement, the Deferred Stock and the Dividend Equivalents shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.08	Amendments.

This Agreement and the Plan may be amended without the consent of Director provided that such amendment would not terminate, impair or adversely affect any rights of Director under this Agreement.

Section 4.09	Compliance in Form and Operation.

This Agreement, the Dividend Equivalents and the Deferred Stock are intended to comply with Section 409A of the Code and the Treasury Regulations hereunder and shall be interpreted in a manner consistent with that intention.

Section 4.10	Unfunded, Unsecured Obligations.

The obligations of the Company under the Plan and this Agreement shall be unfunded and unsecured, and nothing contained herein shall be construed as providing for assets to be held in trust or escrow or any other form of segregation of the assets of the Company for the benefit of Director or any other person. Director shall have only the rights of a general, unsecured creditor of the Company with respect to the Deferred Stock and the Dividend Equivalents, unless and until shares of Common Stock shall be distributed (and, to the extent applicable, cash is paid for the Dividend Equivalents) to Director under the terms and conditions of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

FILENET CORPORATION,

a Delaware corporation

By:
Name:
Title

DIRECTOR

[Name of Director]

Director’s Taxpayer Identification Number (SSN):